Fleming Companies, Inc.
             6301 Waterford Boulevard, P. O. Box 26647
              Oklahoma City, OK  73126 (405) 840-7290

Harry L. Winn, Jr.
Executive Vice President
and Chief Financial Officer


                            April 10, 1997




Mr. Kevin P. Loome
High Yield Analyst
T. Rowe Price
100 E. Pratt Street, 9th Floor
Baltimore, MD  21202


Dear Kevin:

          I want to thank you and Joe for your time and interest in Fleming. Along with my colleagues, John Thompson, vice President and Treasurer, and Alan McIntyre, Director of Finance, we would like to keep an open dialogue.

          We will be at the Bear Stearns and J. P. Morgan high yield conferences this year.

                                 Sincerely,

                                 HARRY L. WINN, JR.

                                 Harry L. Winn, Jr.


/lm

cc:       John Thompson
          Alan McIntyre


The foregoing is filed pursuant to Rule 14a-6(b) and was first furnished to securityholders on April 10, 1997.

                      Fleming Companies, Inc.
             6301 Waterford Boulevard, P. O. Box 26647
              Oklahoma City, OK  73126 (405) 840-7290

Harry L. Winn, Jr.
Executive Vice President
and Chief Financial Officer


                            April 10, 1997




Mr. John Healy
Portfolio Manager
Invesco
1315 Peachtree Street, NE, Suite 500
Atlanta, GA  30309


Dear John:

          Thanks for organizing a session to listen to the Fleming position on the pill.

          We appreciate your willingness to consider the issue within the scope of all pertinent aspects and look forward to receiving a vote against the Teamsters' proposal

          Both John Thompson and I appreciate your continued interest in Fleming.

                                 Sincerely,

                                 HARRY L. WINN, JR.

                                 Harry L. Winn, Jr.


/lm

cc:       John Thompson
          Alan McIntyre


The foregoing is filed pursuant to Rule 14a-6(b) and was first furnished to securityholders on April 10, 1997.

                      Fleming Companies, Inc.
             6301 Waterford Boulevard, P. O. Box 26647
              Oklahoma City, OK  73126 (405) 840-7290

Harry L. Winn, Jr.
Executive Vice President
and Chief Financial Officer



                            April 10, 1997






Mr. Frank Donnelly
Portfolio Manager
Invesco
1315 Peachtree Street, NE, Suite 500
Atlanta, GA  30309


Dear Frank:

          I appreciate the time you spent regarding Fleming along with John and Kevin. Your continued interest in our company is important to our management.

          John Thompson, Vice President and Treasurer, and I look forward to continued communication.

                                 Sincerely,

                                 HARRY L. WINN, JR.

                                 Harry L. Winn, Jr.

/lm

cc:       John Thompson



The foregoing is filed pursuant to Rule 14a-6(b) and was first furnished to securityholders on April 10, 1997.

                      Fleming Companies, Inc.
             6301 Waterford Boulevard, P. O. Box 26647
              Oklahoma City, OK  73126 (405) 840-7290

Harry L. Winn, Jr.
Executive Vice President
and Chief Financial Officer



                            April 10, 1997




Mr. Kevin Howard
Analyst
Invesco
1315 Peachtree Street, NE, Suite 500
Atlanta, GA  30309

Dear Kevin:

          Thank you for the time you spent regarding Fleming along with John and Frank. I appreciate your insightful questions during our session.

          John Thompson, Vice President - Treasurer, and I look forward to continued dialogue with you. Please call us if you have any questions.

                                 Sincerely,

                                 HARRY L. WINN, JR.

                                 Harry L. Winn, Jr.


/lm

cc:       John Thompson



The foregoing is filed pursuant to Rule 14a-6(b) and was first furnished to securityholders on April 10, 1997.

                      Fleming Companies, Inc.
             6301 Waterford Boulevard, P. O. Box 26647
              Oklahoma City, OK  73126 (405) 840-7290

Harry L. Winn, Jr.
Executive Vice President
and Chief Financial Officer


                            April 10, 1997



Mr. Joseph Milano
Associate Analyst
T. Rowe Price
100 E. Pratt Street, 9th Floor
Baltimore, MD  21202


Dear Joe:

          Thanks for organizing my visit and  for  inviting  Kevin.   We at
Fleming appreciate both the chance to talk with you about the Poison Pill proxy issue and, as importantly, our strategic direction.

          Along with my colleagues, John Thompson and Alan McIntyre, Director of Finance, we would like to continue the dialogue. Please call us if you have any questions.

          We would appreciate a vote in favor of our Board of Directors' direction on the pill.

                                 Sincerely,

                                 HARRY L. WINN, JR.

                                 Harry L. Winn, Jr.


/lm

cc:       John Thompson
          Alan McIntyre


The foregoing is filed pursuant to Rule 14a-6(b) and was first furnished to securityholders on April 10, 1997.

                      Fleming Companies, Inc.
             6301 Waterford Boulevard, P. O. Box 26647
              Oklahoma City, OK  73126 (405) 840-7290

Harry L. Winn, Jr.
Executive Vice President
and Chief Financial Officer


                            April 10, l997




Ms. Kathleen B. Gildea
Assistant Vice President
State Street Global Advisors
2 International Place, 34th Floor
Boston, MA  02110


Dear Kathleen:

          Thank you for the time that you and Tiziana gave me to discuss the upcoming vote on the pill issue at our annual meeting.

          You did a very good job of making your process and positions clear to me during the meeting. As you consider this issue, please consider the economic impact on shareholder value, of the "broad" aspects of the Teamsters' proposal on our financing ability, as well as the hidden agenda that can also only impact profits and therefore shareholder value as well.

          Again, thank you for considering our position.

                                 Sincerely,

                                 HARRY L. WINN, JR.

                                 Harry L. Winn, Jr.



/lm


The foregoing is filed pursuant to Rule 14a-6(b) and was first furnished to securityholders on April 10, 1997.